EXHIBIT 99.2

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

      In connection with this annual report on Form 10-KSB of First Coastal Bancshares (the "Company") for the period ended December 31, 2002, I, Deborah A. Marsten, Executive Vice President and Chief Financial Officer of the Bank, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. This Form 10-KSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in this Form 10-KSB for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date:  March 28, 2003


                                   By: /s/ Deborah A. Marsten
                                      ----------------------------------------
                                          Deborah A. Marsten
                                          Executive Vice President and
                                          Chief Financial Officer